SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance New York Municipal Bond Fund (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eaton Vance

Adjournment Script

(ADJOURNMENT)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Eaton Vance. I wanted to confirm that you have received the proxy material for the Special Meetings of Shareholders, which have been adjourned to November 15, 2018 due to a lack of shareholder participation. At this time, we are offering shareholders the convenience of casting their proxy votes by phone.

Your Board of Trustees is unanimously recommending a vote “FOR” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Eaton Vance before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Municipal Bond Funds

Adjournment Answering Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance municipal obligation closed-end funds.

The reason for my call is to inform you that the Special Meetings of Shareholders that were scheduled to take place on October 12, 2018 have been adjourned to November 15, 2018 due to a lack of shareholder participation. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-864-1460 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

CLOSED-END FUNDS

PROXY FACT SHEET FOR:

EATON VANCE

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record	AUGUST 3, 2018	OFFICES OF EATON VANCE
Mail	SEPTEMBER 21 , 2018	TWO INTERNATIONAL PLACE
Meeting	OCTOBER 12, 2018*	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker	SEE BELOW	Inbound Line	1-800-864-1460
CUSIP	SEE BELOW	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

FUND	TICKER	CUSIP	MEETING TIME

Eaton Vance California Municipal Bond Fund II	EIA	27828C106	1:00 PM EST
http://funds.eatonvance.com/includes/loadDocument.php?fn=30132.pdf&dt=fundPDFs

Eaton Vance Michigan Municipal Income Trust	EMI	27826D106	1:30PM EST
http://funds.eatonvance.com/includes/loadDocument.php?fn=30134.pdf&dt=fundPDFs

Eaton Vance Massachusetts Municipal Bond Fund	MAB	27828K108	2:00 PM EST
http://funds.eatonvance.com/includes/loadDocument.php?fn=30133.pdf&dt=fundPDFs

Eaton Vance Michigan Municipal Bond Fund	MIW	27828M104	2:00 PM EST
http://funds.eatonvance.com/includes/loadDocument.php?fn=30133.pdf&dt=fundPDFs

Eaton Vance New York Municipal Bond Fund II	NYH	27828T109	2:30 PM EST
http://funds.eatonvance.com/includes/loadDocument.php?fn=30131.pdf&dt=fundPDFs

What are Shareholders being asked to vote on?

Shareholders are being asked to approve an Agreement and Plan of Reorganization (a “Plan”) providing for the reorganization of each Fund listed below into the respective Acquiring Fund (each, a “Reorganization”).

Fund	Acquiring Fund	Board of Trustees Recommendation
Eaton Vance California Municipal Bond Fund II	Eaton Vance California Municipal Bond Fund	“FOR”
Eaton Vance Michigan Municipal Income Trust	Eaton Vance Municipal Income Trust	“FOR”
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance Municipal Bond Fund	“FOR”
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Municipal Bond Fund	“FOR”
Eaton Vance New York Municipal Bond Fund II	Eaton Vance New York Municipal Bond Fund	“FOR”

What is happening?

Each Fund’s shareholders are being asked to consider a proposed Reorganization and approve a related Plan at a special meeting of shareholders scheduled to be held on Friday, October 12, 2018. The Board of Trustees of each Fund has approved the Plan. Under the terms of each Plan, common shares of the Funds will, in effect, be exchanged for new common shares of the relevant Acquiring Fund with an equal aggregate net asset value.

How will a Reorganization affect shareholders?

If the proposed Reorganizations are approved and completed, you will become a shareholder of the relevant Acquiring Fund, and the number of shares you receive will be based on the pre-Reorganization net asset value of your Fund shares. See below for information regarding the potential benefits of the Reorganizations to Fund shareholders.

How will a Reorganization affect the value of my shares?

The aggregate net asset value of each shareholder’s shares of an Acquiring Fund immediately after the Reorganization will be the same as the aggregate net asset value of such shareholder’s Fund shares immediately prior to the Reorganization.

How do the investment objectives, policies and risks of the funds compare?

Each Fund and its Acquiring Fund have similar investment objectives, policies, restrictions and risk profiles. Each Fund invests primarily in municipal obligations the interest from which is exempt from federal income taxes, including the alternative minimum tax, although the Funds listed below (unlike their Acquiring Funds) also invest in municipal obligations the interest from which is exempt from applicable state taxes. Following a Reorganization, former shareholders of such Funds will lose favorable tax treatment in the particular state in which they reside.

Fund	Applicable State Taxes
Eaton Vance Michigan Municipal Income Trust	Michigan state and city income taxes and the net income tax portion of the Michigan business tax
Eaton Vance Massachusetts Municipal Bond Fund	Massachusetts state personal income tax
Eaton Vance Michigan Municipal Bond Fund	Michigan state and city income taxes and the net income tax portion of the Michigan business tax

How will the Reorganizations benefit shareholders?

It is expected that common shareholders of each Fund would benefit from the Reorganizations because they would become common shareholders of a larger fund that has similar investment objectives and policies. Following each Reorganization, the relevant Acquiring Fund would be expected to have a lower total expense ratio and higher net income per common share than the Fund currently (inclusive of the costs of IMTP (Institutional MuniFund Term Preferred Shares)), although the advisory fee rate currently paid by each Acquiring Fund is higher than that of the relevant Fund. Fund shareholders are also expected to benefit from substantial continuity in management and administration following each proposed Reorganization. The proposed Reorganizations are intended to be tax-free for U.S. federal income tax purposes.

How will the Reorganizations affect fees and expenses?

Following the Reorganizations, each Acquiring Fund is expected to have a lower total expense ratio and higher net income per common share than the relevant Fund currently (inclusive of the costs of IMTP *Institutional MuniFund Term Preferred Shares), although the annual advisory fee rate currently paid by each Acquiring Fund is higher than that of the relevant Fund.

Once the Reorganizations are completed, who will be the investment adviser of the Acquiring Funds?

Eaton Vance Management (“Eaton Vance”) is the investment adviser of each Fund and Acquiring Fund. Eaton Vance intends to manage each Acquiring Fund after the Reorganization in substantially the same manner as the relevant Fund and Acquiring Fund prior to the Reorganization, subject to any differences in strategies.

If shareholders approve the Plan, when will the Reorganizations take place?

If approved, the proposed Reorganizations would be expected to be completed as soon as practicable following the October 12, 2018 shareholder vote or later if the meeting is adjourned or postponed.

What happens if a Reorganization is not approved?

If the required approval of shareholders is not obtained, the Fund(s) will continue to engage in business and the Board of Trustees of such Fund(s) will consider what further action may be appropriate.

What are the federal income tax consequences of the Reorganizations?

The proposed Reorganizations are intended to be tax-free for U.S. federal income tax purposes. The receipt of any cash consideration by a Fund’s IMTP holders is a taxable exchange, and holders of the IMTP shares will recognize gain or loss based on the difference, if any, between cash they receive prior to the Reorganization and their tax basis in their IMTP shares.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR” THE PROPOSALS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

AST Fund Solutions, LLC is first mentioned in the Q&A section of the Proxy Statement.